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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 20, 2006

                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)

          MICHIGAN                        0-452                   38-1093240
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

           100 EAST PATTERSON STREET
              TECUMSEH, MICHIGAN                               49286
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    (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Our press release dated December 19, 2006 regarding our third quarter 2006 consolidated results is furnished as Exhibit 99.1 to this report.

      We hosted our third quarter 2006 earnings conference call and webcast on Friday, December 22, 2006 at 11:00 a.m. Eastern Time. Via the webcast, we presented our Third Quarter 2006 Investor Presentation, which contains a summary of our financial results for the quarter. We are furnishing a copy of the Third Quarter 2006 Investor Presentation as Exhibit 99.2 to this report. The Investor Presentation will be posted on our website, www.tecumseh.com, through at least January 31, 2007. Exhibit 99.2 is incorporated by reference under this Item 2.02.

      The information in this Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing. The inclusion of any information in this Item 2.02 is not an admission as to the materiality of the information.

ITEM 5.03 AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      On December 20, 2006, the board of directors amended our bylaws to separate the offices of Chairman of the Board of Directors and Chief Executive Officer, to create the office of Chief Operating Officer, and to make other conforming changes.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibits are filed or furnished with this report:

Exhibit No.       Description
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  3.1             Amended and Restated Bylaws of Tecumseh Products Company as
                  amended through December 20, 2006

  99.1            Press Release dated December 19, 2006

  99.2            Third Quarter 2006 Investor Presentation

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY

Date: December 22, 2006                 By  /s/ James S. Nicholson
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                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                            Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
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    3.1         Amended and Restated Bylaws of Tecumseh Products Company as amended through December 20, 2006

   99.1         Press Release dated December 19, 2006

   99.2         Third Quarter 2006 Investor Presentation

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